Dreyfus
      100% U.S. Treasury
      Money Market Fund

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are more credit sensitive, such as stocks and corporate bonds.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002



DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended June 30, 2002, Dreyfus 100% U.S. Treasury Money Market Fund produced an annualized yield of 1.35%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 1.36% ..(1)

We attribute the fund's performance to low interest rates and the sluggish pace of economic growth. An uneven and uncertain economic recovery led the Federal Reserve Board (the "Fed" ) to refrain from raising short-term interest rates during the reporting period.

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What other factors influenced the fund's performance?

When the reporting period began, the economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. The Fed reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, 2002 and the reporting period began with a federal funds rate of 1.75%, its lowest level in 40 years.

In January, it was estimated that the U.S. economy grew at a 1.4% annual growth rate during the fourth quarter of 2001, driven primarily by robust consumer spending. Buoyed by the economy's apparent gains, the Fed held the federal funds rate steady at its January 2002 meeting. As positive economic data accumulated in February, including reports of increased manufacturing activity and strong consumer spending, many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession was over.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was complete. Although many fixed-income investors reacted as if rate hikes were imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

By the end of the reporting period, it was revealed that the U.S. economy grew at a robust 6.1% annualized rate during the first quarter of 2002. However, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods, and that the second quarter's economic expansion rate would be more modest.

Indeed, the sluggishness of the economic recovery became more apparent in April and May. Jobless claims increased, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate, and consumer sentiment dropped.

The economy continued to give mixed signals in June. On one hand, a key index of U.S. manufacturing rose slightly compared to the prior month, suggesting that manufacturing was recovering faster than expected. On the other hand, the June unemployment rate's rise to 5.9% was greater than many expected, indicating that employers remained reluctant to add more workers until the economy strengthened.

In this environment, as we have for some time now, we continued to maintain the fund' s weighted average maturity toward the long end of its range in order to maintain then current yields for as long as we deemed practical.


What is the fund's current strategy?

The uncertainty of the economic recovery's strength and sustainability has been intensified recently by steep declines in the stock market. Despite the increase in manufacturing activity and persistently strong consumer spending, investor sentiment has turned negative amid the spread of accounting scandals among major U.S. corporations, terrorism fears and anemic corporate profits. These factors have contributed to a change in investors' expectations regarding the timing of potential interest-rate hikes. Currently, many analysts believe that the Fed is unlikely to raise rates until late in 2002 or early in 2003. Accordingly, we have continued to maintain a relatively long weighted average maturity.

July 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2002 (Unaudited)

                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. TREASURY BILLS--77.3%                                                Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/5/2002                                                                         1.69            16,306,000           16,302,934

7/11/2002                                                                        1.65             1,480,000            1,479,322

7/18/2002                                                                        1.70            85,000,000           84,931,764

7/25/2002                                                                        1.62             3,120,000            3,116,630

8/1/2002                                                                         1.73            94,000,000           93,860,534

8/8/2002                                                                         1.71             1,710,000            1,706,932

8/22/2002                                                                        1.81           114,393,000          114,095,491

8/29/2002                                                                        1.79            50,000,000           49,854,548

9/5/2002                                                                         1.70            36,230,000           36,117,747

9/12/2002                                                                        1.69           103,603,000          103,250,195

9/19/2002                                                                        1.70               800,000              796,996

9/26/2002                                                                        1.68            40,000,000           39,838,567

11/7/2002                                                                        1.77            90,000,000           89,433,654

12/5/2002                                                                        1.86            75,000,000           74,398,167

TOTAL U.S. TREASURY BILLS

   (cost $709,183,481)                                                                                               709,183,481
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--22.6%
------------------------------------------------------------------------------------------------------------------------------------

6.125%, 8/31/2002                                                                3.26            19,310,000           19,397,439

5.875%, 9/30/2002                                                                2.35            25,000,000           25,211,563

5.75%, 10/31/2002                                                                1.69            25,000,000           25,327,423

5.625%, 11/30/2002                                                               2.06           135,000,000          136,949,275

TOTAL U.S. TREASURY NOTES

   (cost $206,885,700)                                                                                               206,885,700
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $916,069,181)                                                                  99.9%         916,069,181

CASH AND RECEIVABLES (NET)                                                                               .1%           1,031,579

NET ASSETS                                                                                            100.0%         917,100,760

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           916,069,181   916,069,181

Cash                                                                        769

Interest receivable                                                   1,654,177

Prepaid expenses                                                         22,728

                                                                    917,746,855
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           440,388

Accrued expenses                                                        205,707

                                                                        646,095
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      917,100,760
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     917,054,646

Accumulated undistributed net investment income                          60,556

Accumulated net realized gain (loss) on investments                     (14,442)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      917,100,760
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 916,766,092

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,727,852

EXPENSES:

Management fee--Note 2(a)                                            2,410,725

Shareholder servicing costs--Note 2(b)                                 588,301

Trustees' fees and expenses--Note 2(c)                                  90,227

Custodian fees                                                          39,106

Professional fees                                                       18,817

Registration fees                                                       16,738

Prospectus and shareholders' reports                                    15,466

Miscellaneous                                                            5,996

TOTAL EXPENSES                                                       3,185,376

INVESTMENT INCOME--NET                                               6,542,476
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   9,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,551,883

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,542,476            37,260,849

Net realized gain (loss) from investments           9,407                17,383

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,551,883            37,278,232
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,481,920)          (37,560,083)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 352,698,471           764,414,497

Dividends reinvested                            6,124,431            35,791,230

Cost of shares redeemed                      (462,024,432)         (786,596,880)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (103,201,530)           13,608,847

TOTAL INCREASE (DECREASE) IN NET ASSETS      (103,131,567)           13,326,996
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,020,232,327         1,006,905,331

END OF PERIOD                                 917,100,760         1,020,232,327

Undistributed invesment income--net                60,556                    --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                             Six Months Ended
                                June 30, 2002                                       Year Ended December 31,
                                                -----------------------------------------------------------------------------------
                                   (Unaudited)              2001             2000             1999            1998             1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                   1.00               1.00             1.00             1.00            1.00             1.00

Investment Operations:

Investment income--net                   .007               .037             .052             .041            .045             .046

Distributions:

Dividends from
   investment
   income--net                          (.007)             (.037)           (.052)           (.041)          (.045)           (.046)

Net asset value,
   end of period                         1.00               1.00             1.00             1.00            1.00             1.00
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         1.35(a)            3.74             5.31             4.17            4.55             4.74
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                     .66(a)             .63              .69              .71             .75              .71

Ratio of net investment
   income to average
   net assets                            1.36(a)            3.65             5.22             4.10            4.46             4.64
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                        917,101          1,020,232        1,006,905        1,106,128       1,142,583        1,203,948

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity, by investing in U.S. Treasury securities. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ) a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $71 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On  July  1,  2002, the fund declared a cash dividend of approximately .0001 per
share   from  undistributed  investment  income-net  which  includes  investment income-net for Saturday June 29 and Sunday June 30, 2002.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $23,849 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.


(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged $356,997 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $164,821 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  071SA0602